UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 7, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Gateway Pavilion, Avondale, Arizona

On December 7, 2004, we purchased 318,410 gross leasable square feet (which includes 7,000 square feet of ground lease space) of a 620,000 square foot newly constructed shopping center known as Gateway Pavilion. We have the option to purchase the remaining portion upon completion during 2005. The center is located at Interstate 10 and 101 Loop Freeway in Avondale, Arizona.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $68,768,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $216 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Circuit City, Sports Authority and Mor Furniture, lease more than 10% of the total gross leasable area of the property. The lease term will be determined in accordance with the tenant's commencement date. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate	% of Total	Per Square
	GLA Leased	Phase I	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Circuit City	32,500	10	13.50	12/03	01/19

Sports Authority	35,700	11	11.50	10/03	01/14

Mor Furniture *	35,000	11	9.90	12/04	11/14

* Ten year lease term has not yet commenced, however, the expiration date may change based upon the tenant's actual occupancy date.

For federal income tax purposes, the depreciable basis in this property will be approximately $51,576,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

The portion of Gateway Pavilion which we anticipate purchasing was newly constructed between 2003 and 2004. As of December 1, 2004, this property was 92% leased, with a total of 292,505 square feet leased to 39 tenants and one ground lease tenant. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Mattress Outlet	3,262	01/08	81,550	25.00
T-Mobile	2,200	02/08	61,600	28.00
Great Clips	1,200	02/08	31,200	26.00
Game Stop	1,505	02/08	39,130	26.00
Cold Stone Creamery	1,400	03/08	37,694	26.92
Port of Subs	1,800	04/08	48,204	26.78
Cactus Creek	1,300	05/08	33,800	26.00
Studio 101	1,261	11/08	30,264	24.00
Liberty Fitness	1,653	12/08	38,019	23.00
Eagle Flooring	3,220	12/08	81,272	25.24
AT&T Wireless	1,300	01/09	36,153	27.81
Tan Frenzee	1,443	01/09	36,075	25.00
Jamba Juice	1,200	06/09	33,600	28.00
Remedy Temp, Inc.	1,200	06/09	32,400	27.00
Johnny Rockets *	2,368	09/09	59,200	25.00
Ray's Pizza	1,980	04/11	51,480	26.00
Saba's Western Wear	4,509	06/11	54,108	12.00
Native New Yorker	7,001	03/13	138,023	19.71
La Nails	2,200	03/13	55,000	25.00
Sunny Neigh DDS	2,000	03/13	51,000	25.50
Koyoto Bowl	1,980	03/13	43,560	22.00
Panda Express	2,256	03/13	58,656	26.00
Quizno's	1,472	03/13	36,800	25.00
Baja Fresh Mexican Grill	2,969	04/13	71,256	24.00
Starbucks	1,504	08/13	42,112	28.00
Marshalls	28,150	10/13	267,425	9.50
Bed, Bath & Beyond	25,063	01/14	275,693	11.00
Carrabbas	6,100	01/14	86,986	14.26
Sports Authority	35,700	01/14	410,550	11.50
Peter Piper Pizza	10,000	10/14	180,000	18.00
The Vitamin Shoppe *	4,500	10/14	135,000	30.00
Mor Furniture *	35,000	11/14	346,500	9.90
PETCO	14,668	01/15	238,355	16.25
Krispy Creme Doughnuts	4,200	12/18	80,000	19.05
Borders Books	20,000	01/19	245,000	12.25
Circuit City	32,500	01/19	438,750	13.50
Red Robin (Ground Lease)	7,000	03/19	85,000	N/A
Paul Lee's Chinese Kitchen *	6,000	10/19	87,500	14.58
Village Inn	4,441	11/19	140,025	31.53
McDonalds	5,000	09/23	72,500	14.50

* Lease terms have not yet commenced, however, the expiration date may change based upon the tenant's actual occupancy date.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Five Forks, Simpsonville, South Carolina

On December 7, 2004, we purchased an existing shopping center known as Five Forks, containing 64,173 gross leasable square feet. The center is located at Woodruff Road and Batesville Road in Simpsonville, South Carolina.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $8,086,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $126 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Bi-Lo, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Bi-Lo	46,673	73	8.71	10/99	10/19

For federal income tax purposes, the depreciable basis in this property will be approximately $6,065,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Five Forks was built in 1999. As of December 1, 2004, this property was 95% occupied, with a total 60,673 square feet leased to eight tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Dr. Brian Hodges DMD	2,100	11/05	29,400	14.00
Summer Sun Adventures	2,000	12/06	28,000	14.00
Cost Cutters	1,600	12/06	22,400	14.00
Prime Communications	1,200	05/07	16,200	13.50
Postal Annex	1,600	11/07	23,200	14.50
Oxford Cleaners	1,500	12/09	21,750	14.50
El Jalisco	4,000	01/10	48,000	12.00
Bi-Lo	46,673	10/19	406,522	8.71

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Shops at Forest Commons, Round Rock, Texas

On December 7, 2004, we purchased an existing shopping center known as Shops at Forest Commons, containing 34,756 gross leasable square feet. The center is located at Gattis School Road and CR 12 in Round Rock, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $7,505,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $216 per square foot of leasable space.

We purchased this property with our own funds and the assumption of the existing mortgage debt on the property. The outstanding balance on the mortgage debt is approximately $5,250,000. This loan requires monthly principal and interest payments based on a fixed interest rate of 6.34% per annum. The loan matures in September 2013.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Blockbuster Video, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Blockbuster Video	4,000	12	18.00	01/03	12/07

For federal income tax purposes, the depreciable basis in this property will be approximately $5,629,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Shops at Forest Commons was built during 2002. As of December 1, 2004, this property was 100% occupied, with a total 34,756 square feet leased to 16 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Scap Stop	2,226	09/07	40,068	18.00
Austin's Pizza	1,442	11/07	25,956	18.00
Subway	1,602	11/07	28,836	18.00
Blockbuster Video	4,000	12/07	72,000	18.00
Moondance Wine and Spirit	3,162	12/07	56,916	18.00
Post Net	1,522	12/07	28,918	19.00
Reid's Cleaners	1,242	12/07	22,356	18.00
Nail & Skin	1,362	12/07	27,240	20.00
Cost Cutters	1,522	01/08	27,396	18.00
TCBY	1,282	01/08	25,640	20.00
Common Grounds (Coffee House)	2,228	04/08	40,104	18.00
Bamboo Cafe	2,721	05/08	54,420	20.00
Niblocks ATA Black B	2,424	07/08	43,632	18.00
VP Salon & Gifts	2,684	08/08	48,312	18.00
Cardsmart	2,645	11/09	47,610	18.00
St. David's	2,692	05/10	48,456	18.00

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Placentia Town Center, Placentia, California

On December 7, 2004, we purchased 110,962 gross leasable square feet of a 142,666 square foot existing shopping center known as Placentia Town Center. The center is located at Yorba Linda Boulevard and Kraemer Boulevard in Placentia, California.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $24,865,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $224 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Ross Dress for Less, OfficeMax and Bank of America, each lease more than 10% of the total gross leasable area of the portion of the property we anticipate purchasing. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Ross Dress for Less	26,400	24	12.75	12/95	01/06

OfficeMax	24,768	22	12.00	01/97	12/11

Bank of America	11,162	10	22.44	05/75	05/14

For federal income tax purposes, the depreciable basis in this property will be approximately $18,649,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Placentia Town Center was built in 1973 and redeveloped in 2000. As of December 1, 2004, the portion of the property we purchased was 100% occupied, with a total 110,962 square feet leased to 21 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Bagel Me	2,000	01/05	50,148	25.07
Baskin Robbins	1,117	04/05	26,808	24.00
Beauty Avenue	4,720	09/05	84,205	17.84
Courtesy Cleaners	1,200	10/05	25,896	21.56
Ross Dress for Less	26,400	01/06	336,600	12.75
Don's Shoe Repair	480	01/08	12,115	25.24
Suntan Shop	2,000	04/08	47,841	23.92
KC Nails	1,080	06/08	17,304	16.02
One N One Clothing	2,950	08/08	55,209	18.71
Ha-P Discount	4,130	11/08	64,428	15.60
Paolini's	3,940	06/09	59,100	15.00
Whole Enchilada	2,580	07/09	42,500	16.47
Tossed Board Shop	2,596	09/09	52,335	20.16
Jewels by Justin	2,360	10/09	37,620	15.94
Kwon's Olympic Tae Kwon Do	1,800	12/09	23,362	12.98
Huntington Learning Center	3,304	01/10	65,419	19.80
Philly's Best	1,525	12/10	42,410	27.81
OfficeMax	24,768	12/11	297,216	12.00
Wok Experience	1,915	10/13	62,142	32.45
Bank of America	11,162	05/14	250,475	22.44
Marie Callender's	8,935	10/14	128,160	14.34

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Northwoods Shopping Center, Wesley Chapel, Florida

On December 7, 2004, we purchased a portion of a newly constructed shopping center known as Northwoods Shopping Center, consisting of 96,151 gross leasable square feet. We purchased 74,647 gross leasable feet (which includes 3,150 square feet of space leased to a tenant under a ground lease) and intend to purchase the remaining 21,504 square feet when construction has been completed and the tenants have commenced paying rent for the remaining portion. The center is located at Bruce B. Downs Boulevard and County Line Road in Wesley Chapel, Florida.

We purchased this property from an unaffiliated third party. Our acquisition cost for the portion that we purchased was approximately $13,963,800 and the remaining portion will be $6,386,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our total acquisition cost for the portion that we purchased was approximately $187 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, Marshalls and PETCO, each lease more than 10% of the total gross leasable area of the portion of the property we purchased. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Marshals	30,000	31	7.95	08/03	07/13

PETCO	15,257	16	15.25	11/02	11/12

For federal income tax purposes, the depreciable basis in the portion of the property we purchased will be approximately $10,473,000 and will be $15,263,000 once we have purchased the remaining portion. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Northwoods Center was built between 2002 and 2004. As of December 1, 2004, the portion of the property we purchased was 100% occupied, with a total 74,647 square feet leased to 15 tenants and one ground lease tenant. The following table sets forth certain information with respect to those leases:

	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Nails on Nails	1,139	12/07	27,336	24.00
Hair Masters	1,106	01/08	24,332	22.00
Art Mart	1,301	02/08	28,622	22.00
Post Net	1,302	02/08	27,459	21.09
EB Games	2,000	04/08	50,000	25.00
Leslie's Poolmart	2,269	12/08	51,053	22.50
Washington Mutual Bank	4,000	04/09	104,000	26.00
Pizza Suprema II	2,304	03/10	46,080	20.00
Dr. Jiminez	1,700	04/10	35,700	21.00
PETCO	15,257	11/12	232,669	15.25
Futons Etc.	2,500	12/12	52,500	21.00
Ho's Chinese	1,019	01/13	22,418	22.00
Honey Baked Ham	2,800	06/13	61,600	22.00
Marshalls	30,000	07/13	238,500	7.95
Payless Shoe Source	2,800	11/13	50,008	17.86
Arby's (Ground Lease)	3,150	03/23	54,999	N/A

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Gateway Station, College Station, Texas

On December 7, 2004, we purchased a portion of a newly constructed shopping center known as Gateway Station, consisting of 23,438 gross leasable square feet. We purchased 19,537 gross leasable square feet and intend to purchase the remaining 3,901 square feet when construction has been completed and the tenants have commenced paying rent for the remaining portion. The center is located at 1501 University Drive at Loop 6 in College Station, Texas.

We purchased this property from an unaffiliated third party. Our acquisition cost for the portion we purchased was approximately $5,093,400 and the remaining portion will be $1,407,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our total acquisition cost for the portion that we purchased was approximately $261 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Five tenants, Kirkland's, Talbots, Joseph A. Banks, Chico's and Heartworks, each lease more than 10% of the total gross leasable area of the portion of the property we purchased. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Kirkland's	5,000	20	22.00	06/04	01/15

Talbots	4,200	20	18.00	08/04	01/15

Joseph A. Banks	3,905	10	20.00	06/04	01/15

Chico's	2,740	10	20.00	06/04	06/09

Heartworks	2,191	10	25.00	12/04	11/09

For federal income tax purposes, the depreciable basis in the portion of the property we purchased will be approximately $3,820,000 and will be $4,875,000 once we purchase the remaining portion. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Gateway Station was built during 2003 and 2004. As of December 1, 2004, the portion of the property we purchased was 100% occupied, with a total 19,537 square feet leased to six tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Chico's	2,740	06/09	54,806	20.00
Heartworks	2,191	11/09	54,774	25.00
Douglas Jewelers	1,754	03/10	43,850	25.00
Kirkland's	5,000	01/15	110,000	22.00
Talbots	4,200	01/15	75,600	18.00
Joseph A. Banks	3,905	01/15	78,100	20.00

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Item 9.01. Financial Statements and Exhibits

  Financial Statements

Financial statements will be filed for Gateway Pavilion, Placentia Town Center and Northwoods Shopping Center as the acquisition of these properties does require financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X. No financial statements will be filed for Five Forks, Shops at Forest Commons and Gateway Station as the acquisition of these properties does not require financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	December 7, 2004